SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549



                            FORM 8-K

                         CURRENT REPORT



 Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                             of 1934


Date of Report (Date of earliest event reported):  July 10, 2001


                  MODINE MANUFACTURING COMPANY
--------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


      Wisconsin                1-1373             39-0482000
----------------------      -------------     -----------------
   (State or other          (Commission         (I.R.S. Employer
   jurisdiction of          File Number)      Identification No.)
    incorporation)


1500 DeKoven Avenue, Racine, Wisconsin               53403
--------------------------------------------     -------------
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including
area code:                                       (262) 636-1200
                                               ------------------


                         NOT APPLICABLE
--------------------------------------------------------------------
 (Former name or former address, if changed since last report.)



           An Exhibit Index appears on Page 4 herein.




                        Page 1 of 9 pages




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Item 5.  Other Information.
         -----------------


     On April 27, 2001, Modine Manufacturing Company ("Modine" or the "Company") acquired Thermacore International, Inc. (formerly known as DTX Corporation) through the merger of a wholly owned subsidiary of Modine with and into Thermacore. The merger was effected pursuant to an Agreement and Plan of Merger dated December 13, 2000, as amended by Amendment No. 1 dated March 15, 2001. As a result of the merger (i) each outstanding share of common stock of Thermacore was converted into 1.01592 shares of common stock of Modine, par value $0.625 per share, and (ii) options to acquire Thermacore common stock previously granted under certain Thermacore employee stock option plans were converted into options to acquire Modine common stock, adjusted on the basis of this same exchange ratio. Modine accounted for the acquisition as a pooling-of-interests.

     ASR 135, as interpreted by SAB 65, indicates that no affiliate of either combining company may reduce its risk relating to its shareholder position during a period ending when financial results including at least 30 days of post-merger combined operations have been established.

     This Form 8-K is filed for the purpose of publishing combined operating results to satisfy this provision. The following is the condensed consolidated results of operations (unaudited) of Modine and its subsidiaries for the month ended May 27, 2001. Operating results for this 30 day period are not necessarily indicative of the results that may be expected for 3 months ending June 26, 2001 or the year ending March 31, 2002.

     The following statement does not include all of the information and the footnotes required by generally accepted accounting principles for complete financial statements. For further information, reference should be made to the consolidated financial statements and footnotes included in Modine's annual report on Form 10-K for the year ended March 31, 2001.

                  MODINE MANUFACTURING COMPANY
    Condensed Consolidated Results of Operations (Unaudited)
               For the 30 days ending May 27, 2001
                    (In thousands of Dollars)



Net sales                                          $91,181

Cost of sales                                       67,541
                                                   -------

Gross profit                                        23,640

Selling, general, and administrative expenses       17,621
                                                   -------

Income from operations                               6,019

Interest expense                                      (721)

Other income --net                                     576
                                                   -------

Earnings before income taxes                         5,874

Provision for income taxes                           2,348
                                                   -------

Net Earnings                                       $ 3,526
                                                   =======



























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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits.
          --------

Reference Number
per Item 601 of
Regulation S-K                                                         Page
----------------                                                       ----

      1             Not applicable.

      2             Not applicable.

      4(a) Rights Agreement dated as of October 16, 1986 between the Registrant and First Chicago Trust Company of New York (Rights Agent) (filed by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 1997).

      4(a)(i) Rights Agreement Amendment No. 1 dated as of January 18, 1995 between the Registrant and First Chicago Trust Company of New York (Rights Agent) (filed by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 2000).

      4(a)(ii) Rights Agreement Amendment No. 2 dated as of January 18, 1995 between the Registrant and First Chicago Trust Company of New York (Rights Agent) (filed by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 2000).

      4(a)(iii)     Rights Agreement Amendment No. 3 dated as of
                    October 15, 1996 between the Registrant and
                    First Chicago Trust Company of New York
                    (Rights Agent) (filed by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 2001).

      4(a)(iv) Rights Agreement Amendment No. 4 dated as of November 10, 1997 between the Registrant and Norwest Bank Minnesota, N.A., [now known as Wells Fargo Bank Minnesota, N.A.] (Rights Agent) (filed by reference to the exhibit contained within the Registrant's Quarterly Report on Form 10-Q dated December 26, 1997.)

                    Note:  The amount of long-term debt authorized
                    ----
                    under any instrument defining the rights of holders of long-term debt of the Registrant, other than as noted above, does not exceed ten

Reference Number
per Item 601 of
Regulation S-K                                                         Page
----------------                                                       ----

                    percent of the total assets of the Registrant and its subsidiaries on a consolidated basis. Therefore, no such instruments are required to be filed as exhibits to this Form. The Registrant agrees to furnish copies of such instruments to the Commission upon request.

     16             Not applicable.

     17             Not applicable.

    *20             News Release of Modine Manufacturing Company
                    dated July 10, 2001.                                 7

     23             Not applicable.

     24             Not applicable.

     27             Not applicable.

    *99             Important Factors and Assumptions
                    Regarding Forwarding-Looking Statements.             9


*Filed herewith.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 10, 2001.

                              MODINE MANUFACTURING COMPANY


                              By:    D. R. JOHNSON
                                  ------------------------------
                                   D. R. Johnson, President
                                   and Chief Executive Officer


                              By:    D. R. ZAKOS
                                  ------------------------------
                                   D. R. Zakos, Vice President,
                                   General Counsel, and Secretary


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